UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

THE HABIT RESTAURANTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE HABIT ANNUAL MEETING RESTAURANTS, OF STOCKHOLDERS OF INC. June 20, 2018 PROXY VOTING INSTRUCTIONS - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19786 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20230000000000001000 9 062018 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE NOMINEES: FOR ALL NOMINEES O Ira Fils O Christopher Reilly FOR WITHHOLD ALL NOMINEES AUTHORITY FOR (See ALL instructions EXCEPT below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 To elect the following Class I Director Nominees To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above may not the . Please be box submitted at note right and that via this method. 2. To ratify the appointment of Moss Adams LLP as The Habit Restaurants, Inc. independent registered public accounting firm for the fiscal year ending December 25, 2018. NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

Important THE Notice HABIT of Availability RESTAURANTS, of Proxy Materials for the Stockholder INC Meeting . of Class A Common Stock To Be Held On June 20, 2018 at 10:00 a.m. at 17370 Red Hill Ave., Irvine, CA 92614 COMPANY NUMBER JOHN SMITH 1234 MAIN STREET ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038 CONTROL NUMBER encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 6/6/18. Please visit http://www.astproxyportal.com/ast/19786/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1. To elect the following Class I Director Nominees NOMINEES: Ira Fils Reilly Christopher Please note that you cannot use this notice to vote by mail. 2. To ratify the appointment of Moss Adams LLP as The Habit Restaurants, Inc. independent registered public accounting firm for the fiscal year ending December 25, 2018. NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

ANNUAL MEETING OF STOCKHOLDERS OF THE HABIT RESTAURANTS, INC. June 20, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19786 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230000000000001000 9 062018 THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” ALL THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE NOMINEES: FOR ALL NOMINEES O O Ira Christopher Fils Reilly FOR WITHHOLD ALL NOMINEES AUTHORITY FOR (See ALL instructions EXCEPT below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 2. To ratify the appointment of Moss Adams LLP as The Habit Restaurants, Inc. independent registered public accounting firm for the fiscal year ending December 25, 2018. NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

THE HABIT RESTAURANTS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE HABIT RESTAURANTS, INC. The stockholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby appoint(s) IRA FILS and RUSSELL BENDEL, or any of them, each with full power of substitution, as proxies, to vote at the Annual Meeting of Stockholders of The Habit Restaurants, Inc. (the “Company”) to be held at 17370 Red Hill Ave., Irvine, CA 92614 on June 20, 2018 at 10:00 a.m., and any adjournment or postponement thereof, all the shares of Class A Common Stock of the Company which the stockholder(s) could vote, if present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote as specified on the reverse. (Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF THE HABIT RESTAURANTS, June 20, 2018 INC. PROXY VOTING INSTRUCTIONS - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19786 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20230000000000001000 9 062018 THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” ALL THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE NOMINEES: FOR ALL NOMINEES O Ira Fils O Christopher Reilly FOR WITHHOLD ALL NOMINEES AUTHORITY FOR (See ALL instructions EXCEPT below) To elect the following Class I Director Nominees INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above may not the . Please be box submitted at note right and that via this method. Restaurants, Inc. independent registered public accounting firm for the fiscal year ending December 25, 2018. NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . .When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .

THE HABIT Class RESTAURANTS, B Common Stock INC. To Be Held On June 20, 2018 at 10:00 a.m. at 17370 Red Hill Ave., Irvine, CA 92614 COMPANY NUMBER JOHN SMITH 1234 MAIN STREET ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038 CONTROL NUMBER encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 6/6/18. Please visit http://www.astproxyportal.com/ast/19786/, where the following materials are available for view: • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1. To elect the following Class I Director Nominees NOMINEES: Ira Fils Reilly Christopher Please note that you cannot use this notice to vote by mail. independent registered public accounting firm for the fiscal year ending December 25, 2018. NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

ANNUAL MEETING OF STOCKHOLDERS OF THE HABIT RESTAURANTS, INC. June 20, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19786 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230000000000001000 9 062018 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect the following Class I Director Nominees NOMINEES: FOR ALL NOMINEES O O Ira Fils Christopher Reilly FOR WITHHOLD ALL NOMINEES AUTHORITY FOR (See ALL instructions EXCEPT below) 2. To ratify the appointment of Moss Adams LLP as The Habit Restaurants, Inc. independent registered public accounting firm for the fiscal year ending December 25, 2018. NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . ..When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .

THE HABIT RESTAURANTS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE HABIT RESTAURANTS, INC. The stockholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby appoint(s) IRA FILS and RUSSELL BENDEL, or any of them, each with full power of substitution, as proxies, to vote at the Annual Meeting of Stockholders of The Habit Restaurants, Inc. (the “Company”) to be held at 17370 Red Hill Ave., Irvine, CA 92614 on June 20, 2018 at 10:00 a.m., and any adjournment or postponement thereof, all the shares of Class B Common Stock of the Company which the stockholder(s) could vote, if present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote as specified on the reverse. (Continued and to be signed on the reverse side.) 1.1 14475